Payables to third parties	12 Months Ended
Dec. 31, 2020
Payables to third parties [Abstract]
Paybles to third parties	Payables to third partiesPayables to third parties, in the amount of R$10,101,510 on December 31, 2020 (2019 – R$5,326,290) correspond mainly to amounts to be paid to merchants with respect to transactions carried out by their card holders, net of the intermediation fees and discounts applied, the increase in the balance is directly related to the increase of these amounts that we need to pay to merchants due to increase in total transactions. PagSeguro Brazil’s average settlement terms agreed upon with commercial establishments is up to 14 days. The amount of R$ 739,951 (R$1,187,609, as of December 31, 2019) are the balance of transactions settled on merchant's payment account and it is available to be used by them.